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Exhibit 10.17

HEELING SPORTS LIMITED 2006 BONUS PLAN
Period of Employment ending 12/31/06

Annual bonus payouts are in place to provide appropriate incentives for the management team of Heeling Sports Limited ("HSL"). The following attempts to set forth the parameters of the 2006 plan.

  1.
  50% of the bonus opportunity is based on HSL 2006 actual EBITDA versus the planned EBITDA as approved by the Board of Directors of Heeling, Inc. (the "Board") (see details below).

  2.
  25% of the bonus opportunity is based on 3 components:

  a.
  Inventory: HSL management will manage inventory to a maximum of 20% of the year's unit sales volume. For example: If unit sales are 500,000 for 2006 the maximum target inventory position would be 100,000 pair as of December 31, 2006.

  b.
  Cash: HSL management will manage cash within the current established line of credit.

  c.
  Legal Expenses: HSL management will mange legal expenses within the budgeted amounts.

  3.
  25% of the bonus opportunity is based on individual performance versus annual individual objectives. The individual performance portion of the bonus is subject to the manager and the Board approval.

  4.
  The maximum bonus is capped at 2x a manager's target bonus opportunity (i.e. $5,000 bonus opportunity can pay a maximum of $10,000).

  5.
  The bonus will be paid by March 1, 2007.

  6.
  A manager must be employed with HSL on December 31, 2006 to qualify for a bonus. Managers leaving HSL prior to December 31, 2006 will not be eligible for a bonus.

  7.
  Managers joining HSL during the year and employed on December 31, 2006 may be eligible for a pro-rated bonus.

  8.
  This bonus plan is in effect for HSL fiscal year 2006. The plan will be revisited and possibly revised for 2007.

EBITDA component (50% of Bonus Opportunity): The target EBITDA for 2006 is $9,025,078

The attached chart shows the payout for the EBITDA component of the bonus based on company performance:

  1.
  Legal defense fees will NOT be added back into the EBITDA unless approved in advance by the HSL Board of Directors

  2.
  Investment Banker fees WILL be added back into the EBITDA number since these expenses would be considered "non-operating" expenses and largely outside the control of the management team.

HEELING SPORTS LTD 2006 BONUS PLAN

2006 Bonus Payout Plan			2006 Bonus Payout Plan
Actual EBITDA	% of EBITDA v Plan	Bonus Payout	Actual EBITDA	% of EBITDA v Plan	Bonus Payout
$6,768,809	75%	0%	$10,830,094	120%	140%
$6,859,059	76%	4%	$10,920,344	121%	142%
$6,949,310	77%	8%	$11,010,595	122%	144%
$7,039,561	78%	12%	$11,100,846	123%	146%
$7,129,812	79%	16%	$11,191,097	124%	148%
$7,220,062	80%	20%	$11,281,348	125%	150%
$7,310,313	81%	24%	$11,371,598	126%	152%
$7,400,564	82%	28%	$11,461,849	127%	154%
$7,490,815	83%	32%	$11,552,100	128%	156%
$7,581,066	84%	36%	$11,642,351	129%	158%
$7,671,316	85%	40%	$11,732,601	130%	160%
$7,761,567	86%	44%	$11,822,852	131%	162%
$7,851,818	87%	48%	$11,913,103	132%	164%
$7,942,069	88%	52%	$12,003,354	133%	166%
$8,032,319	89%	56%	$12,093,605	134%	168%
$8,122,570	90%	60%	$12,183,855	135%	170%
$8,212,821	91%	64%	$12,274,106	136%	172%
$8,303,072	92%	68%	$12,364,357	137%	174%
$8,393,323	93%	72%	$12,454,608	138%	176%
$8,483,573	94%	76%	$12,544,858	139%	178%
$8,573,824	95%	80%	$12,635,109	140%	180%
$8,664,075	96%	84%	$12,725,360	141%	182%
$8,754,326	97%	88%	$12,815,611	142%	184%
$8,844,576	98%	92%	$12,905,862	143%	186%
$8,934,827	99%	96%	$12,996,112	144%	188%
$9,025,078	100%	100%	$13,086,363	145%	190%
$9,115,329	101%	102%	$13,176,614	146%	192%
$9,205,580	102%	104%	$13,266,865	147%	194%
$9,295,830	103%	106%	$13,357,115	148%	196%
$9,386,081	104%	108%	$13,447,366	149%	198%
$9,476,332	105%	110%	$13,537,617	150%	200%
$9,566,583	106%	112%
$9,656,833	107%	114%
$9,747,084	108%	116%
$9,837,335	109%	118%
$9,927,586	110%	120%
$10,017,837	111%	122%
$10,108,087	112%	124%
$10,198,338	113%	126%
$10,288,589	114%	128%
$10,378,840	115%	130%
$10,469,090	116%	132%
$10,559,341	117%	134%
$10,649,592	118%	136%
$10,739,843	119%	138%

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HEELING SPORTS LIMITED 2006 BONUS PLAN Period of Employment ending 12/31/06
HEELING SPORTS LTD 2006 BONUS PLAN